Exhibit 99.1

CORPORATE PRESENTATION February 2015

10

FORWARD LOOKING STATEMENTS The information presented in this presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

TABLE OF CONTENTS Business Overview Financial Overview 8 Appendix 4 Operational Overview 13 19

BUSINESS OVERVIEW

BUSINESS OVERVIEW

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary

TUSA

- Growth oriented E&P company operating in the Williston Basin
- Current production of approximately 13,000 Boepd
- ~128,000 net acres with proved reserves of 57.1 MMBoe (1)
- ~86,000 net core acres predominantly in McKenzie / Williams Counties (59% operated; 77% HBP)
- FY2016 development contemplates 2 operated rigs on average and delaying completions until May or longer (2)
- Focused on protecting the balance sheet, maintaining adequate liquidity and return on capital

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Offers integrated completions services package including pressure pumping, wireline and pump down services
- Lowers total operating costs, reduces non-productive time, provides convenience
- Maintaining high utilization with 3rd parties through planned TUSA completion deferral period

TPC owns 50% of G.P. and 28% of L.P.

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund (FREIF)
- Benefits include: reducing costs, eliminating flaring, reducing volumes transported via trucks and crude stabilization

Note: Triangle Petroleum Corporation's Fiscal Year 2016 ("FY2016") ends January 31, 2016.
(1) Internal parent level reserve estimate as of October 31, 2014. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations, which may improve well economics at the parent level.
(2) Subject to commodity prices and gaps in the RockPile third-party completion schedule.

5

TRIANGLE PETROLEUM CORPORATION

KEY INVESTMENT HIGHLIGHTS

BUSINESS OVERVIEW

SUBSTANTIAL GROWTH IN OPERATED PRODUCTION AND RESERVES	▲ Q3 FY'15 production increased 80% year over year from Q3 FY'14 ▲ Proved reserves have increased 76% year over year[1] ▲ Increased scale during FY2015 through selective bolt-on acquisitions and trades in core area
OIL-FOCUSED WILLISTON BASIN OPERATOR	▲ ~128,000 net acres; 57.1 MMBoe proved reserves (89% liquids; 57% proved developed)[1] ▲ Contiguous acreage position prospective for the Bakken and Three Forks Formations, which are estimated to contain ~7.4 billion barrels of recoverable oil[2] ▲ Extensive low-risk development opportunities providing 10+ years of drilling inventory
DISCIPLINED MANAGERS AND EXPERIENCED OPERATORS	▲ Disciplined financial management supported by a team with a proven blend of technical, operational, commercial, land, and regulatory experience ▲ Key technical and operations members of our team average more than 20 years of industry experience
INTEGRATED AND EFFICIENT DEVELOPMENT MODEL	▲ Reduces reliance on third-party service providers; relieves infrastructure constraints ▲ Recovers value-leakage to critical supply chain services ▲ Increasing the number of wells on each location to achieve maximum reservoir recovery ▲ Triangle received $95mm of distributions from its non-E&P subsidiaries in FY2015
STRONG FINANCIAL POSITION	▲ $585mm in total lending facility commitments with $521mm in pro forma total liquidity[3] ▲ Conservative financial approach with focus on protecting cash flow through hedging ▪ ~4,800 Bopd hedged for FY2016 ▲ Top-tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments)

(1) *Internal parent level reserve estimate as of October 31, 2014. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations, which may improve well economics at the parent level.*
(2) *United States Geological Survey (USGS) published on April 30, 2013.*
(3) *Pro forma for November 2014 TUSA and RockPile credit facility amendments, $32mm for share buybacks subsequent to Q3 FY'15, and $50mm Q4 FY'15 RockPile special dividend.*

6

TRIANGLE PETROLEUM CORPORATION

OPERATED VS. NON-OPERATED VOLUMES (% OF PRODUCTION) SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH 7 NET SOLD PRODUCTION VOLUMES (BOEPD) Note: FY2016 production guidance issued on February 5, 2015 Revised FY2015 and 2nd Half FY2015 production guidance issued on May 14, 2014 to 10,200-11,200 Boepd and 11,600-12,600 Boepd, respectively. Previous guidance (FY2015 daily production guidance 9,500–10,500 Boepd; 2nd Half FY2015 production guidance 10,500–11,500 Boepd) issued on January 21, 2014. Internal parent level reserve estimate as of October 31, 2014. Actual Production Completed first operated well in May 2012 RockPile completed first well August 2012 Caliber generates first revenues BUSINESS OVERVIEW FY2015 Avg. Daily Production Guidance 10,200 – 11,200 Boepd FY2016 Avg. Daily Production Guidance 11,000 – 13,000 Boepd PROVED RESERVES (MBOE) (1) Guidance Low Case Guidance High Case Avg. Rig Count PDP Reserves PUD Reserves Non-Operated Volumes Operated Volumes (2) (1)

OPERATIONAL OVERVIEW

OPERATIONAL OVERVIEW

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

RECENT DEVELOPMENTS

- 119 gross operated horizontal wells currently producing and 16 wells waiting on completion[1]
- Approximately 90% of operated wells hooked up to gas sales[1], as compared to 0% at the end of Q1 FY'14
- All operated wells hooked up to Caliber are in compliance with amended NDIC oil handling guidelines released in December; anticipate being in compliance for all other wells before the rules take effect in April 2015
- Ongoing downspacing tests indicate potential for 8 – 12+ locations per DSU
  - Multiple operated DSUs containing middle Bakken wells spaced ~600' apart
  - Nearby operators undergoing 12 and 16 well density tests in a single DSU targeting the Middle Bakken and Lower Three Forks benches

DETAILS	TPLM CORE
Net Core Acreage	~86,000
Percent Operated (%)[2]	59%
Percent Held By Production (%)	77%
OPERATED DSUs[2]	66
TOTAL OPERATED LOCATIONS REMAINING[3]	545

ASSET MAP: DOWNSPACING & THREE FORKS ACTIVITY


SHERIDAN
ROOSEVELT
WILLIAMS
MONTANA
MCKENZIE
NORTH DAKOTA
DUNN
Select Tests
1) OAS
2) WLL
3) WLL
4) OAS
5) OAS
6) CLR
7) CLR
8) WLL
9) OAS
10) OAS
11) WLL
12) WLL
TPLM Acreage
TPLM Operated DSU
Bakken & Three Forks Density Test
Select Lower Three Forks Wells

(1) As of February 6, 2015.
(2) Triangle's operatorship in North Dakota has been confirmed through title and permits. In Montana, operatorship has been confirmed through title and permits or assumes 30% or greater working interest.
(3) Gross Operated Locations Remaining assumes six Bakken and four Three Forks wells per DSU. Supported by recent density tests near Triangle's core acreage.

9

TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

DRILLING AND PRODUCTION PROFILE

TUSA OPERATED WELLS COMPLETED (GROSS VS. NET)


17.0
15.0
13.2
9.9
9.0
9.0
9.0
8.0
6.2
6.4
6.7
6.1
6.0
4.7
5.0
4.3
5.0
2.5
5.0
2.7
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
Q3 FY'15
Gross Operated Completions
Net Operated Completions

HIGHLIGHTS

- Targeting further well cost savings of 10-20% due to anticipated service cost declines
- Spud to TD averaged only 14 days in Q3 FY'15
- Operational efficiencies reduced AFE's on wells in 2HFY'15 to $9.5 million[2]
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site
  - Reducing time drilling rig spends on location

AVERAGE SPUD TO TOTAL DEPTH DRILLED DAYS[1]


Days
30
25
20
15
10
5
0
28
29
27
23
23
23
20
18
14
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
Q3 FY'15

Q3 FY'15 SOLD VOLUMES PRODUCTION MIX[3]


84%
10%
6%
Crude Oil
Natural Gas
NGLs

(1) Spud to total depth drilled days excludes days when rig is batch drilling adjacent well.
(2) Before RockPile and other eliminations.
(3) Excludes produced volumes of natural gas and NGL's not being sold.

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TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

ROCKPILE ENERGY SERVICES

***RockPile Energy Services, LLC** is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin*

RockPile
ENERGY SERVICES

EXPANDING CAPACITY AND CAPABILITIES

- Integrated end-to-end completion services solution provides a distinct competitive advantage which helps to manage total operating costs and reduce downtime
- Fourth pressure pumping spread was deployed in September in a new basin operating for 3rd party clients
- Total RockPile distributions of $89 million paid during FY2015, which represents over 2.3x TPC's capital investment
- Backlog of approximately 27 wells[1] waiting for completion including multiple wells with a Tier 1 producer new to RockPile as a customer
- TUSA's deferred completion inventory should provide a significant backlog of work in Q2 and Q3 when there is less visibility into 3rd party activity levels
- Customer pricing pressure is being partially offset by passing on cost reductions from RockPile's supply chain and optimizing corporate overhead

GROSS WELLS COMPLETED


Triangle Wells
3rd Party Wells
Horsepower
Wells Completed
Horsepower (000s)
40
35
30
25
20
15
10
5
0
90
80
70
60
50
40
30
20
10
-
1
5
1
6
4
5
5
8
10
9
19
9
16
9
17
15
19
17
26
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Q2 FY'15
Q3 FY'15



Simultaneous operations – 1) drilling operations, 2) Caliber piping freshwater provisions, 3) RockPile batch completing two wells and 4) operational production facilities

(1) *As of January 31, 2015*

11

TRIANGLE
PETROLEUM CORPORATION

CALIBER MIDSTREAM

OPERATIONAL OVERVIEW

Caliber Midstream Partners, LP *is focused on providing gathering, transportation and processing in the Williston Basin*

CALIBER MIDSTREAM



McKenzie County
Enbridge Interconnect
Alexander Market Center
Caliber Central Facility
ONEOK NGL Interconnect
Caliber Central Facility
Alexander Market Center
State B-1 SWD
Lewis SWD
Oneok NGL Interconnect
Enbridge Interconnect
Caliber Existing
Caliber Future
Oneok NGL Pipeline
Northern Border Pipeline
Enbridge Pipeline
WAWS Pipeline
Triangle DSU
CALIBER MIDSTREAM

- Recent $34m equity infusion by FREIF will be used to fund newly executed 3rd party agreements and for general corporate purposes
- Following FREIF's equity infusion, Triangle has a ~28% ownership stake, but can still earn up to 50% subject to the performance of the business (1)
- Paid $6.1mm cash distribution net to Triangle in December 2014; brings cash distributions to date to Triangle to ~$10mm
- Currently gathering an average of ~8.5 MMcfepd (2) in gas system and processing throughput of ~7.5 MMcfpd (2) through natural gas facility
- Phase I and II, including the Cartwright freshwater system, should be 100% operational by April
- Crude flowed through the Alexander Oil Center starting in August 2014, providing stabilization as well as additional takeaway optionality via pipeline and truck to rail (both inbound and outbound loading services)
  - 40,000 bbls of working storage and inbound and outbound truck loading services for access to rail option
- SWD injections averaging ~16,600 Bblpd (2)
- Central facility crude gathering averaging ~14,500 Bopd (2)

(1) *Assumes all warrants exercised into Class A units. Reflects receipt by Triangle of 3.6mm new warrants in conjunction with FREIF's equity infusion.*
(2) *As of December 2014.*

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TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

FINANCIAL OVERVIEW CURRENT POSITION 14 (1) Basic shares outstanding as of January 2015, which reflects all of the 11.4mm shares repurchased in Q3 and Q4 FY’15. Does not include $134mm 5% convertible note, which is convertible into Triangle stock at $8.00 per share and potentially dilutive into approximately 16.7mm shares of Triangle common stock. (2) Pro forma Q3 FY’15 debt adjusted for $50mm Q4 FY’15 RockPile special dividend. (3) Pro forma for November 2014 TUSA and RockPile credit facility amendments, $32mm for share buybacks subsequent to Q3 FY’15, and $50mm Q4 FY’15 RockPile special dividend. (4) Common stock includes $134mm convertible note as of October 31, 2014. Potentially dilutive into approximately 16.7mm shares of Triangle common stock. (5) Calculated using outstanding management and board stock and options and unvested employee RSUs. Does not apply treasury stock method. PRO-FORMA LIQUIDITY ($MM) TOTAL CURRENT AND POTENTIAL DILUTED OWNERSHIP KEY HIGHLIGHTS Debt metrics remain conservative with TUSA debt to annualized Q3 FY’15 adjusted EBITDA of 2.1x(1) TUSA and RockPile credit facilities were both amended and upsized subsequent to the end of Q3 FY’15 Repurchased ~11.4mm shares of common stock (representing ~13% of basic shares outstanding) through December 10, 2014 at an average price of $6.72/sh (4) (5) (5) CURRENT POSITION Share Price (as of February 12, 2015) $5.62 90-day % Change -19.7% Basic Shares Outstanding (mm)(1) 75.2 Market Capitalization ($mm) $422 Debt ($mm) (2) $595 Total Cash $71 TUSA Credit Facility Availability $402 RPES Credit Facility Availability $48 Pro Forma Liquidity(3) $521 Management and Board: Common Stock and Options 7% Employee RSUs 3% Common Stock - Public 89% (1) (2) (3) (4) (5)

FINANCIAL OVERVIEW

STAND-ALONE CAPITAL BUDGET FOR FY2016 (ENDING JANUARY 31, 2016)

BUDGET DETAIL

Capital Expenses	FY2016 Proposed Budget ($mm)[1]
E&P Operated Drilling Program	$150-165
E&P Non-Operated Drilling Program	$0-10
RockPile	$15-20
Total	**$165-195**

BUDGET ALLOCATION


E&P Operated Drilling Program(2) 88%
E&P Non-Op Drilling Program 3%
RockPile 10%

FY2016 BUDGET HIGHLIGHTS

- Represents a 71% year-over-year reduction
- Primary focus on protecting the balance sheet, maintaining adequate liquidity, return on capital and positioning for growth post-recovery
- Drilling plan contemplates 2 operated rigs on average for FY2016
- Spud ~25-27 gross operated wells
- Complete 27-29 gross operated wells
- Deferring completions until May 1, 2015 [3]
  - Anticipate having 20-24 wells waiting on completion, which could represent a source of incremental growth with a further improvement in commodity prices

(1) FY2016 capital budget issued on February 5, 2015.
(2) E&P Operated Drilling Program does not include the RockPile and other eliminations that reduce capital expenditures at the Triangle Parent Company level. Actual E&P operated incurred capex will be lower by eliminations.
(3) Subject to commodity prices and gaps in the RockPile third-party completion schedule

15

TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW ADDITIONAL BUSINESS SEGMENT GUIDANCE 16 *Description of segment information and non-GAAP measures are located at the back of the Appendix FY2016 guidance issued on February 5, 2015. Reflects efforts to optimize internal cash G&A and shifting of some expenses to TPC from TUSA. Potential North Dakota tax incentives that could reduce oil extraction production tax rates based on low average WTI prices over different periods of time. Comparison versus annualized expense incurred over Oct ‘14 to Dec ‘14 time period during which time RPES operated 4 hydraulic fracturing spreads; RPES anticipates purchasing an additional spread FY2016. Excludes intercompany charges FY2016 CONSOLIDATED FINANCIALS The following items must also be considered for the consolidated financials: ITEM DESCRIPTION Consolidated Triangle Parent Company (“TPC”) G&A Incremental corporate level G&A expense $18 - 23mm (2) Caliber EBITDA Anticipate minimal contribution of Caliber due to intracompany eliminations - FY2015 Effective Tax Rate (through Q3) 41-43% (98% deferred) TUSA-SPECIFIC FY2016 ITEMS(1): ROCKPILE-SPECIFIC FY2016 ITEMS: $6.50-7.10/boe in LOE expenses $5.30-5.80/boe in gathering, transportation and processing expenses $1.30-1.40/boe in cash G&A expenses(2) represents 55%+ year-over-year decline ~7% average production tax rate, dependent on North Dakota price-related oil tax incentives (3) $27-29mm in expected cash G&A expense ~10-15% decline from YE’15 levels(4) ~25%+ decline on per spread basis from YE’15(4) Anticipate 15%+ reduction on key costs (chemicals, proppant, labor, etc.) based on current market conditions Guidance details are subject to change based on the dynamic nature of the commodity price environment — — — (1) (2) (3) (4)

RISK MANAGEMENT 17 Hedging program currently consists of zero cost collars to protect present and future cash flows Ability to hedge up to 85% of expected production over next 36 months FINANCIAL OVERVIEW HEDGE POSITION CURRENT HEDGES (BOPD) KEY HIGHLIGHTS *Note: As of October 31, 2014. Midpoint of FY2016 production guidance: 12,000 Boepd FY’15 Collars ~$101 Ceiling ~$87 Floor FY’16 Collars ~$98 Ceiling ~$87 Floor 6,000 4,500 3,000 1,500 FY2015 FY2016 5,900 4,400 Bopd 14000 12000 10000 8000 6000 4000 2000 0 Q4 FY’15 Q1 FY’16 Q2 FY’16 Q3 FY’16 Q4 FY’16 Costless Collar Volume FY’16 Production Guidance

APPENDIX RockPile: Vertical Integration Profile Caliber: Vertical Integration Profile Montana – Station Prospect Historical Financials Reconciliations and Segment Information a) b) c) d) e)

Control 100% of largest E&P cost center Dedicated high quality frac fleet and personnel Maintain greater control over completion schedules, work quality and production facilities planning Third-party completions boost consolidated revenues and earnings Realized capex reduction/well of $1.1mm over last 4 quarters (1) Potential distributions from subsidiary back to TPC provide additional capital allocation flexibility FY2014 - FY2015 STAND-ALONE FINANCIALS(2) ROCKPILE’S BENEFIT TO TRIANGLE APPENDIX ROCKPILE: VERTICAL INTEGRATION PROFILE 19 Calculated using total net income elimination divided by total gross operated completions over trailing 4 quarters ended FY3Q’15. Based on 2H FY’15 guidance issued on January 21, 2014. Reference “Segment Reporting and Non-GAAP Measures” tables in company financial statements and presentation appendix. Peer Group data sourced from Bloomberg as of February 12, 2015: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T. RPES valuation less $102m of pro forma debt divided by TPC fully diluted shares outstanding (75.2mm basic shares outstanding as of January 2015 plus 17.7mm diluted shares). ROCKPILE IMPLIED VALUATION Peer Average 2014E EV / EBITDA(3) 4.2x RPES 2H FY’15 Ann. EBITDA Midpoint(2) $86mm RPES Valuation $361mm TPC Fully Diluted Shares (mm) 92.9 Valuation Per TPC Share (4) $2.80 (1) (2) (3) (4)

APPENDIX

CALIBER: VERTICAL INTEGRATION PROFILE

CALIBER'S BENEFIT TO TRIANGLE

- Secured long term gas and crude oil gathering and takeaway capacity at market rates in the Williston Basin
- Potential to i) capture value for gas previously flared, ii) remove trucks from pads iii) increase realized prices by increasing optionality on delivery points and iv) contribute to TPC net income via equity investment
- Potential distributions from subsidiary back to TPC provide additional capital allocation flexibility

IMPACT ON CONSOLIDATED FINANCIALS

- In FY2016, anticipate minimal gain from equity investment due to elimination, and no debt consolidation due to equity method accounting
- Fair value ownership of warrants reevaluated quarterly(3)

CALIBER IMPLIED VALUATION

Peer Average 2014E EV / EBITDA(1)	15.2x
CLBR 2H FY'15 Ann. EBITDA Midpoint(2)	$13mm
CLBR Valuation	$198mm
TPC Basic Shares Outstanding (mm)	92.9
Valuation Per TPC Share (4)	**$1.10**



(1) *Peer Group data sourced from Bloomberg as of February 12, 2015: ACMP, AMID, APL, BKEP, CMLP, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.*
(2) *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.* FY2015 guidance (based on Triangle's 32% ownership stake through FY2015) adjusted to reflect current 28% ownership stake post-FREIF's February 2015 equity infusion.
(3) *Please reference Note 10 – Fair Value Measurements and Note 11 – Equity Investment in our FY2014 Form 10-K for additional details.*
(4) *Caliber implied valuation adjusted to reflect 48% net debt/cap ratio (based on peer group average per Bloomberg) divided by TPC fully diluted shares outstanding (75.2mm basic shares outstanding as of January 2015 plus 17.7mm diluted shares).*

20

TRIANGLE PETROLEUM CORPORATION

APPENDIX

MONTANA – FOXTROT AND STATION PROSPECT


Sagebrush Resources
SBR 1-36H
Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
DANIELS
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlie Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
Whiting Petroleum
French 21-26
Samson Oil & Gas Australia III
Samson Oil & Gas Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas Australia II
Continental Resources
Abercrombie 1-10H
Samson Oil & Gas Australia IV
TPLM Operated DSU
TPLM Acreage
Select Wells
County

DETAILS

- ~42,000 net acres; 67% operated
- Potential Drilling Inventory: 294 operated locations
- Seismic data has been licensed and is being interpreted for prospectivity

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

21 *Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2014.*

TRIANGLE
PETROLEUM CORPORATION

Q3 FY'15 CONSOLIDATED INCOME STATEMENT

	Three Months Ended October 31, 2014	Three Months Ended October 31, 2013
Revenues		
Oil, natural gas and natural gas liquids sales	$ 80,139	$ 55,477
Oilfield services	94,057	33,072
Total Revenues	174,196	88,549
Expenses		
Production taxes	8,637	6,161
Lease operating expenses	7,454	4,443
Gathering, transportation and processing	4,380	1,443
Oilfield services[(a)]	70,857	29,164
Depreciation and amortization	32,581	18,609
Accretion of asset retirement obligations	149	983
Corporate and Other stock-based compensation	1,588	1,981
E&P stock-based compensation	93	328
RockPile stock-based compensation	146	148
Corporate and Other cash G&A expenses	3,426	2,385
E&P cash G&A expenses	2,896	2,594
RockPile cash G&A expenses	7,310	3,150
System Conversion Costs	1,334	-
Total operating expenses	140,851	71,389
Operating Income	33,345	17,160
Gain (loss) on equity investment derivatives	742	35,832
Gain (loss) from commodity derivative activities	19,822	2,123
Interest expense	(9,463)	(1,992)
Income (loss) from equity investment	393	-
Interest income	39	53
Other income	(180)	15
Total other income	11,353	36,030
Net Income Before Income Taxes	44,698	53,190
Income tax provision[(b)]	(19,300)	(5,969)
Net Income	$ 25,398	$ 47,221
Net Income per Common Share		
Basic	$ 0.30	$ 0.60
Diluted[(c)]	$ 0.26	$ 0.50
Adjusted Net Income per Common Share[(d)]		
Basic	$ 0.17	$ 0.16
Diluted[(c)]	$ 0.15	$ 0.14
Weighted Average Common Shares		
Basic	85,242	79,059
Diluted	102,954	96,042

(a) Includes intercompany eliminations; reference Note 4 – Segment Reporting in the Q3 FY'15 Form 10-Q for additional details.
(b) The effective tax rate for the three months ended October 31, 2014 is approximately 43%, which differs from the statutory income tax rate due to permanent book to tax differences. Income tax provision is primarily a non-cash expense, with a cash tax expense component of approximately $0.3 million.
(c) Includes net interest expense add-back of $0.9 million in both Q3 FY'15 and Q3 FY'14 related to outstanding convertible notes.
(d) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix.

22

APPENDIX

TRIANGLE PETROLEUM CORPORATION

APPENDIX

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

TRIANGLE PETROLEUM CORPORATION

	Q3 Fiscal 2015	Q3 Fiscal 2014
Net income attributable to common stockholders	$ 25,398	$ 47,221
(Gain) loss on equity investment derivatives	(742)	(35,832)
(Gain) loss on commodity derivatives	(19,822)	(2,123)
Realized gain (loss) on commodity derivatives	688	(602)
System Conversion Costs	1,334	-
Tax impact[a]	8,006	4,333
Adjusted net income	$ 14,862	$ 12,996
Adjusted net income per common		
Basic	$ 0.17	$ 0.16
Diluted[b]	$ 0.15	$ 0.14
Weighted average common shares		
Basic	85,242	79,059
Diluted	102,954	96,042

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

TUSA

	Q3 Fiscal 2015	Q2 Fiscal 2015
Net income before income taxes	$ 39,461	$ 28,865
Depreciation and amortization	27,998	23,439
Net interest expense	7,379	3,351
Stock-based compensation	93	344
Accretion of asset retirement obligations	149	41
System Conversion Costs	1,334	-
(Gain) loss on commodity derivatives	(19,822)	921
Realized gain (loss) on commodity derivatives	688	(2,954)
Adjusted-EBITDA	$ 57,280	$ 54,008

RockPile ENERGY SERVICES

	Q3 Fiscal 2015	Q2 Fiscal 2015
Net income before income taxes	$ 26,715	$ 22,453
Depreciation and amortization	6,120	4,690
Stock-based compensation	146	127
Net interest expense	572	564
Other	1,112	930
Adjusted-EBITDA[c]	$ 34,665	$ 28,764

CALIBER MIDSTREAM

	Q3 Fiscal 2015	Q2 Fiscal 2015
Net income before income taxes	$ 1,113	$ 881
Depreciation and amortization	894	510
Warrant amortization expense	210	171
Net interest expense	251	114
Net well connect fees billed[d]	391	588
Adjusted-EBITDA[e]	$ 2,858	$ 2,264

(a) Tax impact is computed as pre tax-effected adjusting items multiplied by the Company's effective tax rate.
(b) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized in Q3 FY'15 related to outstanding convertible notes.
(c) RockPile Adjusted EBITDA as per credit facility; does not include other non-RockPile OFS
(d) Well connect fees are recorded as deferred revenue when completed and amortized over the expected term of the underlying production for revenue recognition purposes. The adjustment to EBITDA represents well connect fees billed, net of revenue recognized during the period.
(e) Caliber Adjusted-EBITDA represents Triangle's 32% ownership share of the partnership through FY2015.

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TRIANGLE PETROLEUM CORPORATION

Q3 FY'15 INTERSEGMENT TABLE

APPENDIX

	Exploration and Production	RockPile's Pressure Pumping and Other Services[a]	Corporate and Other[b]	Eliminations and Other	Consolidated Total
Revenues					
Oil, natural gas and natural gas liquids sales	$ 80,139	$ -	$ -	$ -	$ 80,139
Oilfield services for third parties	-	96,810	-	(2,753)	94,057
Intersegment revenues	-	46,941	-	(46,941)	-
Total revenues	80,139	143,751	-	(49,694)	174,196
Expenses					
Prod. taxes, LOE, and other expenses	20,620	-	-	-	20,620
Depreciation and amortization	27,998	6,249	125	(1,791)	32,581
Cost of oilfield services	-	102,762	-	(31,905)	70,857
General and administrative	4,323	7,456	5,014	-	16,793
Total operating expenses	52,941	116,467	5,139	(33,696)	140,851
Income (loss) from operations	27,198	27,284	(5,139)	(15,998)	33,345
Other income (expense), net	12,263	(695)	443	(658)	11,353
Net income (loss) before income taxes	$ 39,461	$ 26,589	$ (4,696)	$ (16,656) [c]	$ 44,698

(a) RockPile's Pressure Pumping and Other Services includes a small amount of non-pressure pumping related intersegment oilfield services revenue.

(b) Corporate and Other includes our corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments. Also included are our results from our investment in Caliber, including any changes in the fair value of our equity investment derivatives. Other than our investment in Caliber, these subsidiaries have limited activity.

(b) $16.7 million RockPile, Caliber, and other services consolidated elimination results in a $16.7 million reduction in oil and natural gas property expenditures.

**Reference Note 4 – Segment Reporting in our Q3 FY'15 Form 10-Q for additional details.*

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TRIANGLE PETROLEUM CORPORATION

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES 1) The Company often provides financial metrics for each of Triangle’s three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle’s E&P segment). Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle’s economic interests in new wells operated by Triangle. 2) EBITDA represents income before interest, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. A large portion of Triangle’s consolidated interest expense relates to paid-in-kind interest on the convertible note at the parent. The total of EBITDA by segment is not indicative of Triangle’s consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. 3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders Adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. We present this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the company excludes information regarding these types of items. These Adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted net income (loss).